SUBORDINATED GUARANTY

By signing this Subordinated Guaranty (the "Guaranty") below, subject to the limitations set forth below, each of the undersigned (each, a "Guarantor"), hereby absolutely and unconditionally guarantees to the Purchaser the full and complete payment of the Company's obligation herein and that Company will timely and completely perform all of its covenants and obligations, including all payment obligations, made and given by it pursuant to and in accordance with this Note and the Note Purchase Agreement from time to time. Subject to the limitations set forth below, Purchaser may pursue the full repayment of the Note to which this Guaranty is attached and performance of all of the covenants and obligations of the Company made pursuant to the Note Purchase Agreement upon a default by the Company.

1.1 Agreement to Subordinate. By signing below, each of Purchaser and Guarantor expressly agree, for itself and its successors and assigns, that this Guaranty shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right to the prior payment in full of all outstanding obligations under the Senior Obligations.

1.2 Subordination. Upon (a) any acceleration of maturity of the principal of this Guaranty (but excluding any voluntary prepayment) or (b) any payment or distribution of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or total or partial liquidation, reorganization or other similar arrangement of the Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then all principal, premium, if any, and interest due or to become due upon all Senior Obligations shall first be paid in full, or payment thereof provided for in accordance with the terms of the Existing Loan Agreement before any payment is made on account of the principal, premium, if any, or interest on this Guaranty, and upon any such dissolution or winding-up or liquidation, reorganization or other similar arrangement, any payment or distribution of any kind or character, whether in cash, property or securities, to which the Purchaser would be entitled from Guarantor, except for the provisions hereof, shall be paid by the Guarantor, or by a receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, to the Purchaser to the extent necessary to pay all Senior Obligations in full before any payment or distribution is made to the Purchaser under this Guaranty.

1.3 Trust Property. In the event that, in violation of any of the foregoing provisions, any payment or distribution of any kind or character, whether in cash, property or securities, shall be received by the Purchaser under this Guaranty before all Senior Obligations are paid in full, or provision for such payment in accordance with the terms of the Indenture, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to the holder of the Senior Obligations for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay all such Senior Obligations in full in accordance with their terms.

1.4 Benefits. The foregoing subordination provisions shall be for the benefit of the holders of Senior Obligations and may be enforced by the holder of the Senior Obligations against the Purchaser; provided, however, (a) that the foregoing provisions are solely for the purpose of defining the relative rights of the holder of Senior Obligations on the one hand and the Purchaser on the other hand under this Guaranty, and that nothing therein shall impair, as

between the Guarantor and the Purchaser, the obligation of the Guarantor to pay to the Purchaser the principal thereof, premium, if any, and interest thereon in accordance with the terms of this Guaranty, nor shall anything therein prevent the Purchaser or any trustee on their behalf from exercising all remedies otherwise permitted by applicable law or thereunder upon default thereunder, subject to the rights set forth above of the holders of Senior Obligations to receive cash, property or securities, otherwise payable or deliverable to the Purchaser under this Guaranty, (b) that upon any payment or distribution of assets of the Guarantor of the character referred to in the third paragraph of the foregoing provisions, the trustee under any agreement relating to this Guaranty shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation, reorganization or other similar arrangement proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making any such payment or distribution, delivered to said trustee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Obligations and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the foregoing provisions, and (iii) that any trustee under any agreement relating to this Guaranty and any paying agent therefor shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by such trustee or such paying agent, unless and until such trustee or such paying agent, as the case may be, shall have received notice thereof from the Guarantor or from one or more holders of Senior Obligations.

1.5 Limitation on Amendments. The provisions of this Guaranty relating to subordination shall not be amended or modified without the express written consent of the holder(s) of the Senior Obligations.

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IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the date first set forth above.

GUARANTORS:

Local Marketing Experts, Inc., a Nevada corporation

By:________________________________
Name:______________________________
Title:_______________________________

Velocity Marketing Concepts, Inc., a Nevada corporation

By:________________________________
Name:______________________________
Title:_______________________________

247 Marketing, LLC a Nevada limited liability company

By:________________________________
Name:______________________________
Title:_______________________________

Telco Billing, Inc., a Nevada corporation

By:________________________________
Name:______________________________
Title:_______________________________

Telco of Canada, Inc. a Nevada corporation

By:________________________________
Name:______________________________
Title:_______________________________

LiveDeal, Inc. a California corporation

By:____________________________________
Name:__________________________________
Title:___________________________________

PURCHASER:

Isaac Capital Group LLC, a Delaware limited liability company

By:____________________________________
Name:__________________________________
Title:___________________________________

Exhibit A

Form of Conversion Notice

Re: Senior Subordinated Convertible Note (the "Note") issued by LiveDeal, Inc., a Nevada corporation (the "Company"), dated __________, 2012, in the original principal amount of $________________.

Effective as of the date written below, the undersigned hereby [provides notice of its election to automatically covert / irrevocably elects to convert] $___________ of the unpaid principal amount on the Note into shares of the common stock of Company according to the terms and conditions set forth in the Note. If interests are to be issued in the name of a person or entity other than the undersigned, the undersigned hereby agrees to pay all transfer taxes payable with respect thereto.

Date of Conversion:________________________

Signature:____________________________

Name:______________________________

If applicable, name and address of person or entity other than the undersigned to which Conversion Shares are to be registered and delivered:

Name:______________________________

Address:____________________________

____

Social Security or Tax I.D. Number ____________

EXHIBIT B

Guarantors

1. Local Marketing Experts, Inc., a Nevada corporation
2. Velocity Marketing Concepts, Inc., a Nevada corporation
3. 247 Marketing, LLC a Nevada limited liability company
4. Telco Billing, Inc., a Nevada corporation
5. Telco of Canada, Inc. a Nevada corporation
6. LiveDeal, Inc. a California corporation

14795240.3

EXHIBIT C

Form of Warrant